John Hancock Variable Insurance Trust

Supplement dated June 3, 2016

to the Prospectus dated May 1, 2016

U.S. Equity Trust and International Core Trust (the “funds”)

Effective July 1, 2016, Dr. David Cowan, Chris Fortson, Ben Inker, and Sam Wilderman will no longer serve as portfolio managers of the funds. Accordingly, all references to Dr. Cowan and Messrs. Fortson, Inker, and Wilderman as portfolio managers of the funds will be removed from the prospectus effective July 1, 2016. Neil Constable, Ph.D. will continue to be primarily responsible for the day-to-day management of the funds’ portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated June 3, 2016

to the Statement of Additional Information (the “SAI”) dated May 1, 2016

U.S. Equity Trust and International Core Trust (the “funds”)

Effective July 1, 2016, Dr. David Cowan, Chris Fortson, Ben Inker, and Sam Wilderman will no longer serve as portfolio managers of the funds. Accordingly, all references to Dr. Cowan and Messrs. Fortson, Inker, and Wilderman as portfolio managers of the funds will be removed from the SAI effective July 1, 2016. Neil Constable, Ph.D. will continue to be primarily responsible for the day-to-day management of the funds’ portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.